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                                                                 Exhibit 10.165


                                                             New York, New York
                                                            As of July 15, 2002


                               GUARANTY OF PAYMENT

                  THIS GUARANTY OF PAYMENT ("this GUARANTY") dated as of July 15, 2002, is made by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, GLIMCHER PROPERTIES CORPORATION, a Delaware corporation, and GLIMCHER DEVELOPMENT CORPORATION, a Delaware corporation, each having an address at 20 South Third Street, Columbus, Ohio 43215 (collectively and individually, as the context requires, "GUARANTOR" or "GUARANTORS") in favor of LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having an address at 1000 West Street, Suite 200, Wilmington, Delaware 19801 (the "LENDER").

                              PRELIMINARY STATEMENT

         A. Pursuant to that certain Loan Agreement (the "LOAN AGREEMENT") dated August 2, 2001, between Lender, as lender, and Morningside Plaza, LLC, a Delaware Limited Liability Company (the "BORROWER"), as borrower, Lender made a loan in the original principal amount of $2,650,000.00 (the "LOAN") to Borrower. The Loan is evidenced by a certain Promissory Note dated August 2, 2001 made by Borrower to Lender in the principal amount of the Loan (the "NOTE") and secured by, among other things, a first priority Mortgage and Security Agreement (the "SECURITY INSTRUMENT") encumbering property commonly known as Morningside Plaza, located in Dade City, Florida (the "PROPERTY").

         B. Lender has required, as a condition precedent to entering into that certain Modification Agreement, dated the date hereof, between Lender and Borrower (the "MODIFICATION AGREEMENT"), that the Guarantors execute and deliver this Guaranty with respect to the Loan.

         C. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement (except as otherwise set forth herein).

         D. The parties hereto acknowledge and agree that this Guaranty constitutes a guaranty issued in connection with the Loan and shall be deemed a Loan Document as that term is defined in the Loan Agreement.

         E. Each Guarantor is an affiliate of Borrower and thus will derive substantial benefit from the execution and delivery of the Modification Agreement. Guarantors have entered into this Agreement to induce Lender to enter into the Modification Agreement.

                                    AGREEMENT

1. Guarantors jointly and severally hereby absolutely and unconditionally guarantee to Lender the prompt and unconditional payment of (i) the Loan and the interest thereon, as the same shall become due and payable under the Note, (ii) the Obligations (as defined in the Security Instrument), as the same may become due and payable under the Loan Documents, and (iii) any and all other sums of money which, at any time, may become due and payable under the provisions of the Note, the Loan Agreement or the other Loan Documents (collectively, the "DEBT").

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2.       It is expressly understood and agreed that, except as otherwise expressly provided in Paragraph 4 herein, this is a continuing guaranty and that the obligations of each Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity or enforceability of the Note, the Loan Agreement, or the other Loan Documents, a true copy of each of said documents Guarantors hereby acknowledge having received and reviewed.

3. Any indebtedness of Borrower to any Guarantor now or hereafter existing (including, but not limited to, any rights of subrogation that any Guarantor may have against Borrower or any other Guarantor as a result of any payment by any Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred and postponed until, and subordinated to, the prior payment in full of the Debt. Until payment in full of the Debt (including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of any Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), each Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to any Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, each Guarantor agrees that until such payment in full of the Debt, (i) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (ii) no one of them will take any action to exercise or enforce any rights to such contribution, and (iii) if any Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any Guarantor or for any contribution by any Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt. Notwithstanding anything contained herein to the contrary, Manager shall not be obligated to return or refund to Lender any Management Fee (as defined in that certain Assignment of Management Agreement and Subordination of Management Fees, dated August 2, 2001, among Borrower, Lender and Manager) or other fee, commission or other amount already received by Manager prior to the occurrence of an Event of Default, and to which Manager was entitled under the Management Agreement.

4. Notwithstanding anything to the contrary contained herein, this Guaranty and the obligations contained herein shall terminate in the event that Lender, in its sole and absolute discretion, consents to and approves of a transfer of the Property to, and the assumption of the Loan by, a third party.

5. Each Guarantor agrees that, upon written notice from Lender, each Guarantor will reimburse Lender within five (5) days of receipt of such notice, to the extent that such reimbursement is not made by Borrower for all expenses (including reasonable counsel fees and disbursements) incurred by Lender in connection with the collection of the Debt or any portion thereof or with the enforcement of this Guaranty.



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6.       All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may elect.

7. Each Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand.

8. Each Guarantor further agrees that the validity of this Guaranty and the obligations of each Guarantor hereunder shall in no way be terminated, affected or impaired (i) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Loan Agreement or the other Loan Documents, against any person obligated thereunder or the Property, or
         (ii) by reason of the release of the Property, or (iii) by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (iv) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Loan Agreement or the other Loan Documents, or (v) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Loan Agreement or the other Loan Documents, whether made by Borrower, any Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of any Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement or the other Loan Documents, the Debt shall become due and payable, Lender may, as against each Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against each Guarantor provided for herein.

9. Each Guarantor further covenants that, this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, or any of the other Loan Documents, that Lender shall not be under a duty to protect, secure or insure the Property, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, any Guarantor.

10. As a further inducement to Lender to enter into the Modification Agreement and in consideration thereof, each Guarantor further covenants and agrees (i) that in any action or proceeding brought by Lender against any Guarantor on this Guaranty, each Guarantor shall and does hereby waive trial by jury, (ii) that the Supreme Court of the State of New York for the County of New York, or, in a case involving diversity of citizenship, the United States District Court for the Southern District of New York, shall have jurisdiction of any such action or proceeding, and (iii) that service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to each Guarantor at such Guarantor's respective address set forth above, each Guarantor hereby waiving personal service thereof.


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11.      This is a guaranty of payment and not of collection and upon any default of Borrower under the Note, the Loan Agreement, or any other Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against the Property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligations hereunder.

12. Each reference herein to Lender shall be deemed to include its successors and assigns. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of each Guarantor respectively, all of whom shall be bound by the provisions of this Guaranty.

13. If any party hereto shall be a partnership, the agreements and obligations on the part of each Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

14. Each Guarantor has the full power, authority and legal right to execute this Guaranty and to perform all of its respective obligations under this Guaranty.

15. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of each Guarantor and Lender.

16. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

17. This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

18. This Guaranty shall be governed, construed and interpreted as to validity, enforcement and in all other respects, in accordance with the laws of the State of New York.



                  [Remainder of Page Intentionally Left Blank]





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                  IN WITNESS WHEREOF, each Guarantor has duly executed this
Guaranty as of the date first above set forth.


                                        GLIMCHER PROPERTIES
                                        CORPORATION, a Delaware corporation

                                        By:  /s/ GEORGE A. SCHMIDT
                                             -------------------------------
                                             George A. Schmidt
                                             Executive Vice President



                                        GLIMCHER DEVELOPMENT
                                        CORPORATION, a Delaware corporation

                                        By:  /s/ GEORGE A. SCHMIDT
                                             ----------------------------
                                                 George A. Schmidt
                                                 Executive Vice President


                                        GLIMCHER PROPERTIES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By: GLIMCHER PROPERTIES
                                            CORPORATION, a Delaware
                                            corporation, its general partner

                                            By: /s/ GEORGE A. SCHMIDT
                                                ------------------------------
                                                George A. Schmidt
                                                Executive Vice President





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